UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2007

Fair Isaac Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

901 Marquette Avenue, Suite 3200, Minneapolis, Minnesota		55402-3232
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	612-758-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 12, 2007, Michael S. Chiappetta, announced his resignation as Vice President, EDM Technology and Custom Solutions, for Fair Isaac Corporation (the "Corporation"). His resignation will be effective March 23, 2007.

(c) On March 12, 2007, Michael H. Campbell was promoted to the position of Vice President, Chief Operating Officer for the Corporation, effective immediately. The information regarding Mr. Campbell set forth on page 28 of the Corporation's Form 10-K for the year-ended September 30, 2006 is hereby incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fair Isaac Corporation

March 16, 2007	By:	Charles M. Osborne

Name: Charles M. Osborne
Title: Vice President and Chief Financial Officer